UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 29, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On June 29, 2001, Peoples Energy Corporation issued the following press release announcing guidance for the third quarter of fiscal year 2001.

Forward-Looking Information. This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's earnings forecasts. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: the company's success in identifying diversified energy opportunities on financially acceptable terms and generating earnings within a reasonable time; adverse resolution of material litigation; developments in the company's utility subsidiaries' mercury inspection and remediation program; general U.S. and Illinois economic conditions; business and competitive conditions resulting from deregulation and consolidation of the energy industry; the timing and extent of changes in energy commodity prices and interest rates; and regulatory developments in the U.S., Illinois and other states where Peoples Energy has business activities. Some of the uncertainties that may affect future results are discussed in more detail under "Item 1 - Business" of Peoples Energy's Form 10-K for the year ended September 30, 2000. All forward-looking statements included in this press release are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99	Information disclosed in press release on June 29, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

July 2, 2001	By: /s/ J.M. LUEBBERS____
(Date)	J. M. Luebbers
Vice President, Chief Financial Officer and Controller

EXHIBIT INDEX
Exhibit
Number	Description

99	Information disclosed in press release on June 29, 2001.